EXHIBIT 99.1

STEEL PARTNERS HOLDINGS PROVIDES COVID-19 UPDATE

NEW YORK, April 15, 2020 -- Steel Partners Holdings L.P. (NYSE: SPLP) (“SPLP” or the “Company”) today announced additional measures focused on employee health and safety and cash management.

The Company has continued to aggressively manage the business to mitigate the effects of the COVID-19 pandemic on both the operations and financial results. At this time, all of the Company’s significant operations continue to maintain critical infrastructure designations. Additional health and safety precautions are being taken to protect employees, including increased sanitation measures, distancing, and health monitoring. The Company has also created a COVID-19 Task Force to share best practices, create risk mitigation plans, and resource guides to safeguard our employees.

Given the unpredictability of the current global economy, the Company has continued to take action to reduce fixed costs and conserve cash. The Company implemented salary reductions of up to 30% for salaried employees, furloughs, force reductions, bonus payment deferrals, and 401(k) match suspension. The Company is also freezing all discretionary spend and aggressively managing working capital. These actions are in addition to the previously announced hiring and salary freezes, board fee deferral, and management fee deferral that were implemented in March 2020. The Company has also continued to divest non-core assets, including excess real estate, and explore strategic alternatives for some of our businesses.

“In the face of uncertainty, we are exercising the utmost prudence and caution to ensure the long-term success of the Company,” said Executive Chairman Warren Lichtenstein.

About Steel Partners Holdings L.P.

Steel Partners Holdings L.P. (www.steelpartners.com) is a diversified global holding company that owns and operates businesses and has significant interests in various companies, including diversified industrial products, energy, defense, supply chain management and logistics, direct marketing, banking and youth sports.

Forward-Looking Statements

This press release contains certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that reflect SPLP's current expectations and projections about its future results, performance, prospects, and opportunities. SPLP has tried to identify these forward-looking statements by using words such as "may," "should," "expect," "hope," "anticipate," "believe," "intend," "plan," "estimate," and similar expressions. These forward-looking statements are based on information currently available to the Company and are subject to risks, uncertainties, and other factors that could cause its actual results, performance, prospects or opportunities in 2020 and beyond to differ materially from those expressed in, or implied by, these forward-looking statements. These factors include, without limitation, the impact of COVID-19 on business activity generally and on the Company's operations including whether facilities considered to be essential retain that designation, our need for additional financing and the terms and conditions of any financing that is consummated, customers' acceptance of our new and existing products, our ability to deploy our capital in a manner that maximizes unitholder value, the ability to identify suitable acquisition candidates or investment opportunities for our core businesses, the inability to realize the benefits of net operating losses of our affiliates and subsidiaries, the ability to consolidate and manage our newly acquired businesses, fluctuations in demand for our products and services, general economic conditions, public health crises (such as the ongoing coronavirus outbreak), the possible volatility our common or preferred unit price, the potential fluctuation in our operating results and other risks detailed from time to time in filings we make with the Securities and Exchange Commission (the "SEC"). Although SPLP believes that the expectations reflected in these forward-looking statements are reasonable and achievable, such statements involve significant risks and uncertainties, and no assurance can be given that the actual results will be consistent with these forward-looking statements. Investors should read carefully the factors described in the "Risk Factors" section of the Company's filings with the SEC, including the Company's Form 10-K for the year ended December 31, 2019, for information regarding risk factors that could affect the Company's results. Except as otherwise required by federal securities laws, SPLP undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason.

Investor Contact

Steel Partners Holdings L.P.
Jennifer Golembeske, 212-520-2300
jgolembeske@steelpartners.com